Venture Loan	12 Months Ended
Dec. 31, 2011
Venture Loan

Note 8 — Venture Loan

On September 24, 2008, the Company drew-down on a venture loan in the total amount of $5 million. As a result of the draw-down, the Company issued to the lenders warrants to purchase 152,602 shares of series B convertible preferred stock.

On December 29, 2009, the Company entered into a Loan Modification Agreement (the “LMA”) with the lenders of the venture loan pursuant to which principal payments were deferred until the consummation of the IPO. The new facility bore an interest rate of 9.5% per annum with an effective interest rate of 18%. In connection with the LMA, the original warrants previously issued to the lenders were terminated and the Company issued the lenders new warrants (“Senior Lenders Warrants”) to purchase 250,000 shares of common stock, at an exercise price of $2.75 per share. In exchange, the lenders granted the Company a six month moratorium on principal payments for the venture loan and extended the repayment period for one year until March 2013. After the principal moratorium, under the modified bank repayment terms, the principal and interest were repaid in monthly payments of $142 thousand each.

The Senior Lender Warrants were exercisable at any time before the tenth anniversary of the date they were issued. On the date of the LMA, the loan was recorded at fair market value of $3.70 million, the warrants were recorded at $500 thousand, representing the difference between the fair market value of the new warrants and the fair market value of the previously issued warrants, and the difference between the carrying value of the loan and the fair market value of the loan and the warrants resulted in a loss on the extinguishment of debt in the amount of $180 thousand. The fair value of the loan was assessed using an interest rate of 12%, which represented market conditions for a similar loan.

On June 8, 2011, the Company entered into a Settlement Agreement (the “Settlement Agreement”) with the lenders of the venture loan (the “Lenders”), pursuant to which the Lenders agreed to accept less than the full amount owed to them by the Company. As part of the Settlement Agreement, the Company immediately repaid $331 thousand, and placed an additional $1.051 million as collateral into a restricted account. In addition, the Company issued the Lenders 250,000 shares of its common stock, in exchange for the Senior Lender Warrants, which were cancelled. In July 2011, the Company repaid the outstanding $1.051 million balance of its venture loan, using the funds set aside in the restricted account. The difference between the fair market value of the shares of common stock issued and the fair market value of the cancelled Senior Lender Warrants, amounting to $213 thousand, was recorded in the statement of stockholders’ equity (deficit). In addition, the difference between the carrying value of the loan and the total sum of future payments on the loan, including the above mentioned $213 thousand, net of legal fees, resulted in a gain on restructuring of debt, in the total amount of $963 thousand, recorded in the statements of operations. Basic and diluted per share gain on restructuring of venture loan for the year ended December 31, 2011 is $0.15 (cumulative — $0.52).

Changes in the balance of the venture loan are as follows:

U.S.$ thousands
Loan balance at January 1, 2010	3,703
Loan repayments	(757)
Amortization of loan discount	227
Loan balance at December 31, 2010	3,173
Repayment as per Settlement Agreement	(1,382)
Loan repayments	(713)
Amortization of loan discount	98
Gain on restructuring of venture loan	(963)
Issuance of shares in consideration of restructuring of venture loan	(213)
Loan balance at December 31, 2011	—